Exhibit 10


                                    Amendment
                                     to the
                        Mettler-Toledo International Inc.
                            1997 Amended and Restated
                                Stock Option Plan


     The Mettler-Toledo International Inc. 1997 Amended and Restated Stock Option Plan (the "Plan") is hereby amended effective May 16, 2000, as follows:

     1. Section 1.6 of the Plan is amended by deleting the reference to "6,368,445 shares" in paragraph (a) thereof and substituting "8,868,445 shares" therefor.

         Amendment executed as of the 16th day of May, 2000.

                                            Mettler-Toledo International Inc.



                                           By:      /s/  JAMES BELLERJEAU

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